Back to Form 8-K
Exhibit 10.5
Medicare Advantage Attestation of Benefit Plan
WELLCARE OF CONNECTICUT, INC.
H0712
Date: 09/01/2009

I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2010. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2009 and 2010, including but not limited to, the 2010 Call Letter, the 2010 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
001	0	6	WellCare Choice (HMO -POS)	HMOPOS	Renewal	22.40	6.60	08/31/2009	01/01/2010
005	0	5	WellCare Access (HMO)	HMO	Renewal	0.00	34.60	08/31/2009	01/01/2010
018	0	5	WellCare Premium (HMO-POS)	HMOPOS	Renewal	89.80	9.20	08/31/2009	01/01/2010

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/s/ Heath Schiesser	9/4/09
CEO: Heath Schiesser CEO/President 8735 Henderson Road Tampa, FL 33634 813-290-6205	Date:

/s/ Thomas L. Tran	9/4/09
CFO: Tom Tran CFO 8735 Henderson Road Tampa, FL 33634 813-290-6200 (1770)	Date:
Medicare Advantage benefit attestations should be sent by overnight carrier to:

Centers for Medicare & Medicaid Services
ATTN: Marilyn Hunter/Medicare Advantage Benefit Attestation
Mail Stop C4-22-04
7500 Security Boulevard
Baltimore, MD 21244-1850

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